                AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO. 1
                -----------------------------------------------


     AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO. 1 (this "AMENDMENT"), dated as of November 20, 1998, to the Credit and Guarantee Agreement (as amended, the "CREDIT AGREEMENT"), dated as of February 26, 1998, by and among SFX Entertainment, Inc., a Delaware corporation (the "BORROWER"), the Subsidiary Guarantors party thereto, the several banks and other parties from time to time parties thereto (the "LENDERS"), Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as co-documentation agents, and The Bank of New York, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS
                                    --------

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Borrower has proposed to issue up to an additional $200,000,000 of subordinated notes. Such issuance would not meet the requirements of Section
8.1 of the Credit Agreement. The Borrower has asked that the Credit Agreement be amended to permit such issuance.

     III. The Borrower acquired 100% of the capital stock of Magicworks Entertainment Incorporated, a Delaware corporation ("MAGICWORKS") on September 11, 1998. Share certificates evidencing the capital stock of certain Subsidiaries of Magicworks (the "MAGICWORKS SHARE CERTIFICATES") are in the possession of a third party and, therefore, the Borrower is not in compliance with Section 7.9(iv) of the Credit Agreement which requires stock of each new Subsidiary to be delivered to the Administrative Agent within ten Business Days of the acquisition thereof (the "7.9(iv) REQUIREMENT"). The Borrower has asked that the 7.9(iv) Requirement and any resulting Default be waived.

     IV. The Borrower has asked that certain non wholly-owned Subsidiaries (single-purpose touring companies) acquired in connection with the acquisition of Magicworks, be treated as "Excluded Subsidiaries" under the Credit Agreement.

     Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Subsidiary Guarantors and the Administrative Agent agree as follows:

     1. The Administrative Agent waives the 7.9(iv) Requirement with respect to the Magicworks Share Certificates until March 31, 1999.

     2. Section 1.1 of the Credit Agreement is amended by adding the following defined terms:

          "SECOND SUBORDINATED INDENTURE" means the Indenture, dated as of November 24, 1998, among the Borrower, the guarantors party thereto and The Chase Manhattan Bank, as trustee.

          "SECOND SUBORDINATED NOTES" means, collectively, the 9.125% Series A Senior Subordinated Notes due 2008 and the 9.125% Series B Senior Subordinated Notes due 2008 issued by the Borrower pursuant to the Second Subordinated Indenture.

     3. The defined term "APPLICABLE MARGIN" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety as set forth on Schedule A hereto.

     4. The defined term "CHANGE OF CONTROL" contained in Section 1.1 of the Credit Agreement is amended by adding the phrase "or the Second Subordinated Indenture" immediately after the phrase "in the Subordinated Indenture".

     5. The defined term "DISQUALIFIED STOCK" contained in Section 1.1 of the Credit Agreement is amended by adding the phrase "later of the date on which the Second Subordinated Notes mature or the" immediately after the phrase "91 days after the".

     6. The defined term "SENIOR DEBT" contained in Section 1.1 of the Credit Agreement is amended by adding the phrase "and the Second Subordinated Notes" immediately after the phrase "the Subordinated Notes".

     7. The defined term "TRANSACTION DOCUMENTS" contained in Section 1.1 of the Credit Agreement is amended by adding the phrase "(and, solely for purposes of Section 11.4, the Second Subordinated Notes and the Second Subordinated Indenture)" immediately after the phrase "the Subordinated Notes,".

     8. Schedule 1.1A to the Credit Agreement is amended by adding each of the following thereto:

                         The Gin Game Touring Company
                         Jefko Touring Company
                         Cheva Touring Company
                         Magicworks Exhibitions Joint Venture
                         Gershwins' Fascinating Rhythm

     9. Section 4.15 of the Credit Agreement is amended by adding the phrase "and the Second Subordinated Indenture" immediately before the period at the end thereof.

     10. Section 8.1(e) of the Credit Agreement is amended and restated in its entirety as follows:

         (e) up to $350,000,000 of Indebtedness in respect of the Subordinated Notes and up to $200,000,000 of Indebtedness in respect of the Second Subordinated Notes;

     11. Section 8.12(a) of the Credit Agreement is amended and restated in its entirety as follows:

         (a) The Borrower shall not, and shall not permit any Restricted Subsidiary to, enter into or agree to any amendment, modification or waiver of any term or condition of any Subordinated Note, any Second Subordinated Note, the Subordinated Indenture or the Second Subordinated Indenture.

     12. Section 8.14 of the Credit Agreement is amended (i) by adding the phrase "or any Second Subordinated Note" immediately after the phrase "any Subordinated Note" in subsection (a); and (ii) by adding the phrase "or any Second Subordinated Notes" immediately after the phrase "the Subordinated Notes" in subsection (b).

     13. Section 9.1(f) of the Credit Agreement is amended by adding the phrase "or the Second Subordinated Indenture" immediately after the phrase "the Subordinated Indenture".

     14. Sections 1 - 13 of this Amendment shall not be effective until such date (the "AMENDMENT EFFECTIVE DATE") as each of the following conditions shall have been satisfied:

         (a) Required Lenders shall have consented to the execution and delivery hereof by the Administrative Agent, and

         (b) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment to the Administrative Agent by 2:00 p.m., New York time on Tuesday, November 24, 1998, an amendment fee of 0.25% of the aggregate of such Lender's Revolving Commitment and outstanding Term Loan.

     15. As of the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder,

     (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that, except as otherwise described herein, no Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) agrees to pay the reasonable fees and disbursements of Special Counsel in connection with this Amendment.

     16. In all other respects, the Loan Documents shall remain in full force and effect, and no consent in respect of any term or condition of any Loan Document contained herein shall be deemed to be a consent in respect of any other term or condition contained in any Loan Document.

     17. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     18. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1





     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             SFX ENTERTAINMENT, INC.


                                             By: /s/ Thomas P. Benson
                                                ------------------------------
                                             Name:  Thomas P. Benson
                                                  ----------------------------
                                             Title: VP & CPO
                                                   ---------------------------


                                             EACH OF THE SUBSIDIARY GUARANTORS
                                             LISTED ON SCHEDULE I HERETO


                                             By: /s/ Thomas P. Benson
                                                ------------------------------
                                             Name:  Thomas P. Benson
                                                  ----------------------------
                                             Title: VP & CPO
                                                   ---------------------------

               SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             THE BANK OF NEW YORK,
                                             in its individual capacity, as
                                             Issuer, and as Administrative
                                             Agent


                                             By: /s/ illegible
                                                ------------------------------
                                             Name:  illegible
                                                  ----------------------------
                                             Title: Vice President
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                             in its individual capacity and as
                                             Co-Documentation Agent

                                             By: /s/ Edward Forst
                                                ------------------------------
                                             Name:  Edward Forst
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             LEHMAN COMMERCIAL PAPER INC.,
                                             as Co-Documentation Agent



                                             By: /s/ illegible
                                                ------------------------------
                                             Name:  illegible
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------


                                             SYNDICATED LOAN FUNDING TRUST

                                             By:  Lehman Commercial Paper Inc.
                                             not in its individual capacity
                                             but solely as Asset Manager



                                             By: /s/ illegible
                                                ------------------------------
                                             Name:  illegible
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             BANKBOSTON, N.A.


                                             By: /s/ illegible
                                                ------------------------------
                                             Name:  illegible
                                                  ----------------------------
                                             Title: Director
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             FIRST DOMINION FUNDING I


                                             By: /s/ Andrew H. Marshak
                                                ------------------------------
                                             Name:  Andrew Marshak
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             STATE STREET BANK AND TRUST COMPANY


                                             By: /s/ John Tyler
                                                ------------------------------
                                             Name:  John Tyler
                                                  ----------------------------
                                             Title: Vice President
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             PNC BANK, NATIONAL ASSOCIATION


                                             By: /s/ illegible
                                                ------------------------------
                                             Name:  illegible
                                                  ----------------------------
                                             Title: Vice President
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             INDOSUEZ CAPITAL FUNDING IV, L.P.

                                             By:  Indosuez Capital Luxembourg,
                                                  as Collateral Manager


                                             By: /s/ Francoise Berthelot
                                                ------------------------------
                                             Name:  Francoise Berthelot
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             THE ING CAPITAL SENIOR SECURED
                                             HIGH INCOME FUND, L.P.

                                             By:   ING CAPITAL ADVISORS, INC.,
                                                   as Investment Advisor


                                             By: /s/ Michael J. Campbell
                                                ------------------------------
                                             Name:  Michael J. Campbell
                                                  ----------------------------
                                             Title: Senior Vice President
                                                    & Portfolio Manager
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             ARCHIMEDES FUNDING, L.L.C.

                                             By:   ING CAPITAL ADVISORS, INC.,
                                                   as Collateral Manager


                                             By: /s/ Michael J. Campbell
                                                ------------------------------
                                             Name:  Michael J. Campbell
                                                  ----------------------------
                                             Title: Senior Vice President
                                                    & Portfolio Manager
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             ARCHIMEDES FUNDING, II, LTD.

                                             By:   ING CAPITAL ADVISORS, INC.,
                                                   as Collateral Manager


                                             By: /s/ Michael J. Campbell
                                                ------------------------------
                                             Name:  Michael J. Campbell
                                                  ----------------------------
                                             Title: Senior Vice President
                                                    & Portfolio Manager
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             CANADIAN IMPERIAL BANK OF COMMERCE


                                             By: /s/ Karen Volk
                                                ------------------------------
                                             Name:  Karen Volk
                                                  ----------------------------
                                             Title: Authorized Signatory
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                      CONTINENTAL ASSURANCE COMPANY
                                        Separate Account (E)
                                          By: Highland Capital Management, L.P.,
                                              as attorney-in-fact


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                       MERRILL LYNCH GLOBAL INVESTMENT
                                       SERIES: INCOME STRATEGIES PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                       By: /s/ John M. Johnson
                                          ------------------------------------
                                       Name:  John M. Johnson
                                            ----------------------------------
                                       Title: Authorized Signatory
                                             ---------------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:  Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                    By: /s/ John M. Johnson
                                       ------------------------------------
                                    Name:  John M. Johnson
                                         ----------------------------------
                                    Title: Authorized Signatory
                                          ---------------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                          PAM CAPITAL FUNDING, L.P.
                                          By: Highland Capital Management, L.P.,
                                              as Collateral Manager


                                          By:
                                             ------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                         SENIOR DEBT PORTFOLIO

                                         By:  Boston Management and Research,
                                              as Investment Advisor


                                         By: /s/ Payson F. Swaffield
                                            ------------------------------
                                         Name:  Payson F. Swaffield
                                              ----------------------------
                                         Title: Vice President
                                               ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                         SENIOR INCOME TRUST

                                         By:  Boston Management and Research,
                                              as Investment Advisor


                                         By: /s/ Payson F. Swaffield
                                            ------------------------------
                                         Name:  Payson F. Swaffield
                                              ----------------------------
                                         Title: Vice President
                                               ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST


                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             VAN KAMPEN AMERICAN CAPITAL
                                             SENIOR INCOME TRUST


                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1

                                             ABN AMRO BANK


                                             By: /s/ Andrew Dry
                                                ------------------------------
                                             Name:  Andrew Dry
                                                  ----------------------------
                                             Title: Group Vice President
                                                   ---------------------------


                                             By: /s/ Frances O.R. Logan
                                                ------------------------------
                                             Name:  Frances O.R. Logan
                                                  ----------------------------
                                             Title: Group Vice President
                                                   ---------------------------

              SFX AMENDMENT NO. 3, CONSENT NO. 4 AND WAIVER NO.1


                                             FREMONT FINANCIAL CORPORATION


                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

                                   SCHEDULE A
                                   ----------

     "APPLICABLE MARGIN" means, at all times during which the applicable period set forth below is in effect: (i) with respect to Revolving Loans consisting of ABR Advances, the percentage set forth below under the heading "Revolving Loan ABR Margin" and adjacent to such applicable period, (ii) with respect to Revolving Loans consisting of Eurodollar Advances and Letter of Credit Fees, the percentage set forth below under the heading "Revolving Loan Eurodollar and LC Margin" and adjacent to such applicable period, (iii) with respect to Term Loans consisting of ABR Advances, the percentage set forth below under the heading "Term Loan ABR Margin" and adjacent to such applicable period, and (iv) with respect to Term Loans consisting of Eurodollar Advances, the percentage set forth below under the heading "Term Loan Eurodollar Margin" and adjacent to such applicable period:

------------------------------------------- ------------------ -------------- --------------- ----------------
                                                               Revolving
                                            Revolving          Loan           Term            Term
                                            Loan               Eurodollar     Loan            Loan
                                            ABR                and LC         ABR             Eurodollar
Period                                      Margin             Margin         Margin          Margin
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        2.125%             3.250%         2.500%          3.625%
equal to or greater than 6.50:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        2.000%             3.125%         2.500%          3.625%
equal to or greater  than  6.00:1.00
but less than 6.50:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        1.750%             2.875%         2.250%          3.375%
equal to or greater  than  5.50:1.00
but less than 6.00:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        1.500%             2.625%         2.125%          3.250%
equal to or greater  than  5.00:1.00
but less than 5.50:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        1.250%             2.375%         2.125%          3.250%
equal to or greater  than  4.50:1.00
but less than 5.00:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        1.000%             2.125%         2.000%          3.125%
equal to or greater  than  4.00:1.00
but less than 4.50:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------




------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        0.750%             1.875%         2.000%          3.125%
equal to or greater  than  3.50:1.00
but less than 4.00:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------
when  the  Total  Leverage  Ratio is        0.500%             1.625%         2.000%          3.125%
less than 3.50:1.00
------------------------------------------- ------------------ -------------- --------------- ----------------

During the period commencing on the Effective Date and ending on the date of delivery to the Administrative Agent of a Compliance Certificate for the fiscal quarter ending September 30, 1998 pursuant to Section 7.1(c), the Total Leverage Ratio for purposes of determining the Applicable Margin shall be deemed to be greater than 6.50:1.00. Thereafter, changes in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be based upon the Compliance Certificate most recently delivered pursuant to Section 7.1(c) or 8.5(a) and shall become effective on the date such Compliance Certificate is delivered to the Administrative Agent and the Lenders. Notwithstanding anything to the contrary contained in this definition, if the Borrower shall fail to deliver to the Administrative Agent a Compliance Certificate on or prior to any date required hereby, for purposes of calculating the Applicable Margin, the Total Leverage Ratio from and including such date to the date of delivery to the Administrative Agent of such Compliance Certificate shall be deemed to be greater than 6.50:1.00.

                                       2